Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Charles J. Philippin

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of January, 2017.

/s/ Charles J. Philippin
Charles J. Philippin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michelle L. Collins

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of January, 2017.

/s/ Michelle L. Collins
Michelle L. Collins

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Robert F. DiRomualdo

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of January, 2017.

/s/ Robert F. DiRomualdo
Robert F. DiRomualdo

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Catherine A. Halligan

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 20th day of January, 2017.

/s/ Catherine A. Halligan
Catherine A. Halligan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Charles Heilbronn

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 20th day of January, 2017.

/s/ Charles Heilbronn
Charles Heilbronn

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael R. MacDonald

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of January, 2017.

/s/ Michael R. MacDonald
Michael R. MacDonald

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

George R. Mrkonic

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of January, 2017.

/s/ George R. Mrkonic
George R. Mrkonic

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Lorna E. Nagler

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 20th day of January, 2017.

/s/ Lorna E. Nagler
Lorna E. Nagler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Vanessa A. Wittman

hereby constitute and appoint Mary N. Dillon, Scott M. Settersten and Jodi J. Caro, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Ulta Beauty, Inc. (the “Company”) to any and all amendments (including post-effective amendments) or supplements to (1) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Ulta Beauty, Inc. 2007 Incentive Award Plan, Ulta Beauty, Inc. 2002 Equity Incentive Plan and Ulta Beauty, Inc. Second Amended and Restated Restricted Stock Option Plan, as further amended (Registration No. 333-147127) and (2) the Registration Statement on Form S-8 relating to the issuance of shares of Company common stock pursuant to the Amended and Restated Ulta Beauty, Inc. 2011 Incentive Award Plan (Registration No. 333-176735) (collectively, the “Registration Statement Amendments”), and to file said Registration Statement Amendments with the Securities and Exchange Commission.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or any one of them or any substitute, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 19th day of January, 2017.

/s/ Vanessa A. Wittman
Vanessa A. Wittman